Goodwill	12 Months Ended
Dec. 31, 2017
Disclosure Of Goodwill [Abstract]
Goodwill

NOTE 7. GOODWILL

Balance, December 31, 2015	$208,479
Exchange adjustment	(1,080)
Balance, December 31, 2016	207,399
Exchange adjustment	(2,232)
Balance, December 31, 2017	$205,167

The carrying value of goodwill is comprised of $172.3 million associated with the Canada contract drilling CGU and $32.9 million associated with the U.S. directional drilling CGU. In performing its annual good will impairment tests, the Corporation used a value in use approach. Projected cash flows covered a five-year period and were based on future expected outcomes taking into account existing term contracts, past experience and management’s expectation of future market conditions. The primary source of cash flow information was the strategic plans approved by executives of the Corporation. These strategic plans were developed based on benchmark commodity prices and industry supply-demand fundamentals.

Canada Contract Drilling

The Corporation performed its annual goodwill impairment test at December 31, 2017 and determined no impairment was required. The key assumptions used in the calculation of the CGU’s value in use included a discount rate of 9.72% (2016 – 11.6%) and terminal value growth rates of nil (2016- nil). A discount rate higher than 13.44% would have resulted in an impairment of goodwill, with each 0.5% increase resulting in approximately $39.4 million of additional impairment charges.

US Directional Drilling

The Corporation performed its annual goodwill impairment test at December 31, 2017 and determined no impairment was required. The key assumptions used in the calculation of the CGU’s value in use included a discount rate of 11.72% (2016 – 13.61%) and terminal value growth rates of nil (2016- nil). A discount rate higher than 19.21% would have resulted in an impairment of goodwill, with each 0.5% increase resulting in approximately $0.9 million of additional impairment charges.